COLUMBIA TECHNOLOGY FUND
                                  (the "Fund")



                Supplement to Prospectuses Dated January 1, 2005

The section entitled "Managing the Fund - Portfolio Managers" is replaced in entirety with the following:

PORTFOLIO MANAGERS
------------------

The Fund is team managed by the team of individuals listed below. Individual securities for the Fund are selected by the team based on each team member's sector research and analytic responsibilities.

Mr. Wayne M. Collette, CFA, a Vice President for Columbia Management is the Fund's co-portfolio manager. Mr. Collette joined Columbia Management in 2001. Previously, he was an assistant vice president and equity research associate at Schroder Capital Management from 1997-1999. He then moved to Neuberger Berman where he was an associate portfolio manager from 1999-2001. Mr. Collette received a Master of Business Administration degree fro the Columbia Business School at Columbia University in 1997.

Theodore R. Wendell, CFA, a Vice President for Columbia Management is the Fund's co-portfolio manager. Mr. Wendell joined Columbia Management in 2000. Previously, he served as an equity research associate for three years at State Street Research. Mr. Wendell received a Master of Business Administration degree from the Columbia Business School at Columbia University in 2000.



                                                                   May 20, 2005